                                                                      EXHIBIT 24






                                POWER OF ATTORNEY

                                                                      Exhibit 24
                      ATLAS AMERICA PUBLIC #15-2005 PROGRAM
                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Atlas Resources, LLC, a Pennsylvania limited liability company which prior to March 28, 2006, was a Pennsylvania corporation named Atlas Resources, Inc., has filed with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1 relating to certain securities of Atlas America Public #15-2005 Program, constitutes and appoints Jack L. Hollander, his/her true and lawful attorney-in-fact, with full power of substitution and resubstitution and with full power on the part of said attorney-in-fact to act without any other person, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments, including pre-effective amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and all states and other jurisdictions wherein such Registration Statement and amendments thereto may be filed for securities compliance measures, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:    April __, 2006
                                           -------------------------------------
                                           Freddie M. Kotek,
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and
                                           President


Dated:    April ___, 2006
                                           -------------------------------------
                                           Frank P. Carolas,
                                           Executive Vice President -
                                           Land and Geology and a Director



Dated:    April 3, 2006                    /s/ Jeffrey C. Simmons
                                           -------------------------------------
                                           Jeffrey C. Simmons,
                                           Executive Vice President -
                                           Operations and a Director



Dated:     April 3, 2006                   /s/ Nancy J. McGurk
                                           -------------------------------------
                                           Nancy J. McGurk,
                                           Senior Vice President,
                                           Chief Financial Officer and
                                           Chief Accounting Officer

                                                                      Exhibit 24


                      ATLAS AMERICA PUBLIC #15-2005 PROGRAM
                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Atlas Resources, LLC, a Pennsylvania limited liability company which prior to March 28, 2006, was a Pennsylvania corporation named Atlas Resources, Inc., has filed with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1 relating to certain securities of Atlas America Public #15-2005 Program, constitutes and appoints Jack L. Hollander, his/her true and lawful attorney-in-fact, with full power of substitution and resubstitution and with full power on the part of said attorney-in-fact to act without any other person, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments, including pre-effective amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and all states and other jurisdictions wherein such Registration Statement and amendments thereto may be filed for securities compliance measures, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:    April __, 2006
                                           -------------------------------------
                                           Freddie M. Kotek,
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and
                                           President


Dated:    April 3, 2006                    /s/ Frank P. Carolas
                                           -------------------------------------
                                           Frank P. Carolas,
                                           Executive Vice President -
                                           Land and Geology and a Director



Dated:    April __, 2006
                                           -------------------------------------
                                           Jeffrey C. Simmons,
                                           Executive Vice President -
                                           Operations and a Director



Dated:    April __, 2006
                                           -------------------------------------
                                           Nancy J. McGurk,
                                           Senior Vice President,
                                           Chief Financial Officer and
                                           Chief Accounting Officer

                                                                      Exhibit 24

                      ATLAS AMERICA PUBLIC #15-2005 PROGRAM
                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Atlas Resources, LLC, a Pennsylvania limited liability company which prior to March 28, 2006, was a Pennsylvania corporation named Atlas Resources, Inc., has filed with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1 relating to certain securities of Atlas America Public #15-2005 Program, constitutes and appoints Jack L. Hollander, his/her true and lawful attorney-in-fact, with full power of substitution and resubstitution and with full power on the part of said attorney-in-fact to act without any other person, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Registration Statement, and any and all amendments, including pre-effective amendments and post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and all states and other jurisdictions wherein such Registration Statement and amendments thereto may be filed for securities compliance measures, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:    April 3, 2006                    /s/ Freddie M. Kotek
                                           -------------------------------------
                                           Freddie M. Kotek,
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and
                                           President


Dated:    April ___, 2006
                                           -------------------------------------
                                           Frank P. Carolas,
                                           Executive Vice President -
                                           Land and Geology and a Director



Dated:    April ___, 2006                  /s/ Jeffrey C. Simmons
                                           -------------------------------------
                                           Jeffrey C. Simmons,
                                           Executive Vice President -
                                           Operations and a Director



Dated:     April ___, 2006                 /s/ Nancy J. McGurk
                                           -------------------------------------
                                           Nancy J. McGurk,
                                           Senior Vice President,
                                           Chief Financial Officer and
                                           Chief Accounting Officer